                                                                    EXHIBIT 10.1

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 7, 2006, is entered into by and among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), and CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST") (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders party to the Existing Credit Agreement (defined below) (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein).

                                   WITNESSETH

     WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents entered into that certain Credit Agreement, dated as of February 28, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of August 12, 2003, as amended by that certain Second Amendment to Credit Agreement, dated as of June 4, 2004, as amended by that certain Third Amendment to Credit Agreement, dated as of January 25, 2005, as amended by that certain Fourth Amendment to Credit Agreement, dated as of August 11, 2005 (as further amended, modified, extended, renewed, restated, replaced or increased from time to time, the "Existing Credit Agreement"); and

     WHEREAS, the Parent has requested, and the Lenders have agreed, to amend the Existing Credit Agreement as provided herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

          "Fifth Amendment Effective Date" means March 31, 2006.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

     SUBPART 2.1 Amendments to Section 1.01. The definition of "Consolidated EBITDA" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "Consolidated EBITDA" means for any period, for the Consolidated Parties on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for the following (without duplication): (i) Consolidated Interest Expense, (ii) Consolidated Cash Taxes, (iii) depreciation and amortization expense, (iv) dividends paid on the Preferred Stock on the dates and at the rate set forth in the description of the Preferred Stock contained in Schedule 1.02 (but with respect to the Preferred Stock, without duplication to the extent a comparable amount is taken by the Parent as interest expense on the related subordinated debt), (v) charges and expenses in an amount not to exceed $13,341,000 for the fiscal quarter ending September 30, 2005, $1,444,000 for the fiscal quarter ending December 31, 2005 and $1,765,000 for the fiscal quarter ending March 31, 2006, in each case to the extent related to discontinued operations and general and administrative related expenses in the United Kingdom and (vi) charges and expenses related to discontinued operations in the United Kingdom and general and administrative related expenses in the United Kingdom, in an aggregate amount not to exceed $20,000,000, in the aggregate, for the fiscal quarters ending June 30, 2006 through December 31, 2006, all as determined in accordance with GAAP.

     SUBPART 2.2 Amendment to Section 8.02. Clause (m) of Section 8.02 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

     8.02 INVESTMENTS.

                                      *****

          (m) Other Investments, including loans in connection with purchase money financing, in an amount not to exceed $15,000,000 in the aggregate at any time outstanding; and

     SUBPART 2.3 Amendment to Section 8.11. Clauses (a), (b) and (c) of Section
8.11 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

     8.11 FINANCIAL COVENANTS.

          (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

September 30, 2005 through December 31, 2005   5.25 to 1.00
January 1, 2006 through March 31, 2006         5.00 to 1.00
April 1, 2006 through June 30, 2006            4.50 to 1.00
July 1, 2006 through September 30, 2006        4.00 to 1.00
October 1, 2006 and thereafter                 3.50 to 1.00

          (b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

September 30, 2005 through December 31, 2005   4.00 to 1.00
January 1, 2006 through March 31, 2006         3.50 to 1.00
April 1, 2006 through September 30, 2006       3.00 to 1.00
October 1, 2006 and thereafter                 2.50 to 1.00

          (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be less than the ratio set forth below opposite such fiscal quarter:

Closing Date through June 30, 2004             0.95 to 1.00
July 1, 2004 through December 31, 2005         1.05 to 1.00
January 1, 2006 through March 31, 2006         1.00 to 1.00
April 1, 2006 and thereafter                   1.05 to 1.00

                                      *****

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Fifth Amendment Effective Date. This Amendment shall be and become effective as of the Fifth Amendment Effective Date when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

     SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

     SUBPART 3.3 Amendment Fee. The Administrative Agent shall have received for the account of each Lender an amendment fee in the amount heretofore agreed to be paid to such Lender.

     SUBPART 3.4 Fees and Expenses. The Parent shall have paid all reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

     SUBPART 3.5 Other Items. The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.

                                     PART IV
                                  MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in
Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 Reaffirmation of Obligations. The Borrowers hereby ratify the Existing Credit Agreement and acknowledge and reaffirm (a) that they are bound by all terms of the Amended Credit Agreement applicable to them and (b) that they are responsible for the observance and full performance of their respective obligations under the Amended Credit Agreement.

     SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" in the Existing Credit Agreement (and similar references, such as "hereof" and "hereto") and in the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

     SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by facsimile (including electronic mail) shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

     SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Credit Agreement as of the date first above written.

BORROWERS:                              CENTRAL PARKING CORPORATION,
                                        a Tennessee corporation


                                        By: /s/ Jeffrey Heavrin
                                            ------------------------------------
                                        Name: Jeffrey Heavrin
                                        Title: Chief Financial Officer


                                        CENTRAL PARKING SYSTEM, INC.,
                                        a Tennessee corporation
                                        ALLRIGHT CORPORATION,
                                        a Delaware corporation
                                        KINNEY SYSTEM, INC.,
                                        a Delaware corporation
                                        CPS FINANCE, INC.,
                                        a Delaware corporation
                                        CENTRAL PARKING SYSTEM OF TENNESSEE,
                                        INC., a Tennessee corporation


                                        By: /s/ Jeffrey Heavrin
                                            ------------------------------------
                                        Name: Jeffrey Heavrin
                                        Title: Chief Financial Officer

                                             FIFTH AMENDMENT TO CREDIT AGREEMENT
                                                     CENTRAL PARKING CORPORATION

GUARANTORS:                             CENTRAL PARKING SYSTEM OF NEW YORK,
                                        INC., a Tennessee corporation
                                        KINNEY PARKING SYSTEM, INC.,
                                        a New York corporation
                                        CENTRAL PARKING SYSTEM OF PENNSYLVANIA,
                                        INC., a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
                                        (F/K/A DIPLOMAT PARKING CORP.),
                                        a DC corporation
                                        CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                                        a Texas corporation
                                        CENTRAL PARKING SYSTEM OF OHIO, INC.,
                                        a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                                        ALLRIGHT NEW YORK PARKING, INC.,
                                        a New York corporation
                                        CENTRAL PARKING SYSTEM OF NEW JERSEY,
                                        INC., a New Jersey corporation
                                        CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                                        USA PARKING SYSTEM, INC. (F/K/A MARLIN,
                                        INC.), a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF LOUISIANA,
                                        INC., a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF MARYLAND,
                                        INC., a Tennessee corporation
                                        CENTRAL PARKING SYSTEM REALTY OF
                                        NEW YORK, INC., a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF WASHINGTON,
                                        INC., a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                                        (F/K/A CPS-ST. LOUIS, INC.),
                                        a Tennessee corporation
                                        CENTRAL PARKING SYSTEM OF WISCONSIN,
                                        INC., a Tennessee corporation


                                        By: /s/ Jeffrey Heavrin
                                            ------------------------------------
                                        Name: Jeffrey Heavrin
                                        Title: Chief Financial Officer of each
                                               of the foregoing Guarantors

                           [signature pages continue]

ADMINISTRATIVE AGENT:                   BANK OF AMERICA, N.A., as
                                        Administrative Agent


                                        By: /s/ Ronaldo Naval
                                            ------------------------------------
                                        Name: Ronaldo Naval
                                        Title: Vice President


LENDERS:                                BANK OF AMERICA, N.A., as a Lender, L/C
                                        Issuer and Swing Line Lender


                                        By: /s/ Thomas C. Kilcrease, Jr.
                                            ------------------------------------
                                        Name: Thomas C. Kilcrease, Jr.
                                        Title: Senior Vice President

                                        AMSOUTH BANK


                                        By: /s/ Monty Trimble
                                            ------------------------------------
                                        Name: Monty Trimble
                                        Title: Senior Vice President

                                        BARCLAYS BANK PLC


                                        By: /s/ John Davey
                                            ------------------------------------
                                        Name: John Davey
                                        Title: Director, North America

                                        COMERICA BANK


                                        By: /s/ Heather Whiting
                                            ------------------------------------
                                        Name: Heather Whiting
                                        Title: Assistant Vice President

                                        FIFTH THIRD BANK, N.A.


                                        By: /s/ John K. Perez
                                            ------------------------------------
                                        Name: John K. Perez
                                        Title: Vice President

                                        FIRST TENNESSEE BANK N.A.


                                        By: /s/ Russell S. Rogers
                                            ------------------------------------
                                        Name: Russell S. Rogers
                                        Title: Vice President

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Robert Mendoza
                                            ------------------------------------
                                        Name: Robert Mendoza
                                        Title: Vice President

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By: /s/ Van Brandenburg
                                            ------------------------------------
                                        Name: Van Brandenburg
                                        Title: Vice President

                                        NATIONAL CITY BANK OF KENTUCKY


                                        By: /s/ Kevin L. Anderson
                                            ------------------------------------
                                        Name: Kevin L. Anderson
                                        Title: Senior Vice President

                                        SUNTRUST BANK


                                        By: /s/ Scott Corley
                                            ------------------------------------
                                        Name: Scott Corley
                                        Title: Managing Director

                                        REGIONS BANK


                                        By: /s/ Carol S. Geraghty
                                            ------------------------------------
                                        Name: Carol S. Geraghty
                                        Title: Vice President

                                        US, BANK, N.A.


                                        By: /s/ Patrick H. McGraw
                                            ------------------------------------
                                        Name: Patrick H. McGraw
                                        Title: Vice President

                                        AMMC CDO II, LIMITED

                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                        Name: David P. Meyer
                                        Title: Senior Vice President

                                        AMMC CLO III, LIMITED

                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                        Name: David P. Meyer
                                        Title: Senior Vice President

                                        AURUM CLO 2002-1, LTD.

                                        By: Columbia Management Advisors, Inc.
                                            As Investment Manager


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Vice President


                                        By: /s/ William Weiss
                                            ------------------------------------
                                        Name: William Weiss
                                        Title: Vice President

                                        BANK OF MONTREAL

                                        By: HIM Monegy, Inc as agent


                                        By: /s/ Greg Walker
                                            ------------------------------------
                                        Name: Greg Walker
                                        Title: Vice President, HIM Monegy Inc

                                        BLACK DIAMOND CLO 2005-1 LTD.

                                        By: Black Diamond Capital Management,
                                            L.L.C., as its collateral manager


                                        By: /s/ James J. Zenni, Jr.
                                            ------------------------------------
                                        Name: James J. Zenni, Jr.
                                        Title: President & Managing Partner
                                               Black Diamond Capital Management,
                                               L.L.C.

                                        BLACK DIAMOND CLO 2005-2 LTD.

                                        By: Black Diamond Capital Management,
                                            L.L.C., as its collateral manager


                                        By: /s/ James J. Zenni, Jr.
                                            ------------------------------------
                                        Name: James J. Zenni, Jr.
                                        Title: President & Managing Partner
                                               Black Diamond Capital Management,
                                               L.L.C.

                                        BLACK DIAMOND INTERNATIONAL FUNDING LTD.


                                        By: /s/ Alan Corkish
                                            ------------------------------------
                                        Name: Alan Corkish
                                        Title: Director

                                        BOSTON HARBOR CLO 2004-1, LTD.


                                        By:
                                            ------------------------------------
                                        Name: Beth Mazor
                                        Title: V.P.

                                        EAGLE LOAN TRUST

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By:
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        FLAGSHIP CLO 2001-1

                                        By: Deutsche Asset Management, Inc. as
                                            sub advisor


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ William Weiss
                                            ------------------------------------
                                        Name: William Weiss
                                        Title: Vice President

                                        FLAGSHIP CLO II

                                        By: Deutsche Asset Management, Inc. as
                                            sub advisor


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ William Weiss
                                            ------------------------------------
                                        Name: William Weiss
                                        Title: Vice President

                                        FLAGSHIP CLO III

                                        By: Deutsche Asset Management, Inc. as
                                            sub advisor


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ William Weiss
                                            ------------------------------------
                                        Name: William Weiss
                                        Title: Vice President

                                        FLAGSHIP CLO IV

                                        By: Deutsche Asset Management, Inc. as
                                            sub advisor


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ William Weiss
                                            ------------------------------------
                                        Name: William Weiss
                                        Title: Vice President

                                        SUNAMERICA LIFE INSURANCE COMPANY

                                        By: AIG Global Investment Corp., Inc.
                                            its Investment Advisor


                                        By: /s/ John G. Lapham, III
                                            ------------------------------------
                                        Name: John G. Lapham, III
                                        Title: Managing Director


                                        GALAXY CLO 1999-1, LTD.

                                        By: AIG Global Investment Corp., Inc.
                                            its Collateral Manager


                                        By: /s/ John G. Lapham, III
                                            ------------------------------------
                                        Name: John G. Lapham, III
                                        Title: Managing Director


                                        GALAXY CLO 2003-1, LTD.

                                        By: AIG Global Investment Corp., Inc.
                                            its Collateral Manager, as a Lender


                                        By: /s/ John G. Lapham, III
                                            ------------------------------------
                                        Name: John G. Lapham, III
                                        Title: Managing Director

                                        HANOVER SQUARE CLO LTD.

                                        By: Blackstone Debt Advisors L.P.
                                            As Collateral Manager


                                        By: /s/ Dean Criares
                                            ------------------------------------
                                        Name: Dean Criares
                                        Title: Senior Managing Director

                                        KZH SOLEIL LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Name: Wai Kee Lee
                                        Title: Authorized Agent

                                        KZH SOLEIL-2 LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Name: Wai Kee Lee
                                        Title: Authorized Agent

                                        By: LANDMARK CDO LIMITED

                                        By Aladdin Capital Management LLC
                                           as Manager


                                        By: /s/ Christine M. Barto
                                            ------------------------------------
                                        Name: Christine M. Barto
                                        Title: Authorized Signatory

                                        By: LANDMARK II CDO LIMITED

                                        By Aladdin Capital Management LLC
                                           as Manager


                                        By: /s/ Christine M. Barto
                                            ------------------------------------
                                        Name: Christine M. Barto
                                        Title: Authorized Signatory

                                        By: LANDMARK III CDO LIMITED

                                        By Aladdin Capital Management LLC
                                           as Manager


                                        By: /s/ Christine M. Barto
                                            ------------------------------------
                                        Name: Christine M. Barto
                                        Title: Authorized Signatory

                                        LONG LANE MASTER TRUST IV


                                        By:
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        AS ADMINISTRATOR FOR,
                                        MERRITT CLO HOLDING LLC


                                        By: /s/ Brian P. Schwinn
                                            ------------------------------------
                                        Name: Brian P. Schwinn
                                        Title: Duly Authorized Signatory

                                        MONUMENT PARK CDO LTD.

                                        By: Blackstone Debt Advisors L.P.
                                            As Collateral Manager


                                        By: /s/ Dean Criares
                                            ------------------------------------
                                        Name: Dean Criares
                                        Title: Senior Managing Director

                                        PROSPECT PARK CDO LTD.

                                        By: BLACKSTONE DEBT ADVISORS L.P.
                                            AS COLLATERAL MANAGER


                                        By: /s/ Dean Criares
                                            ------------------------------------
                                        Name: Dean Criares
                                        Title: Managing Director

                                        STANFIELD ARBITRAGE CDO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        STANFIELD BRISTOL CLO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        STANFIELD CARRERA CLO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Asset Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        STANFIELD CLO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        STANFIELD/RMF TRANSATLANTIC CDO, LTD.

                                        By: Stanfield Capital Partners, LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        TRIMARAN CLO IV LTD.

                                        By: Trimaran Advisors, L.L.C.


                                        By: /s/ David M. Millison
                                            ------------------------------------
                                        Name: David M. Millison
                                        Title: Managing Director

                                        UNION SQUARE CDO LTD.

                                        By: Blackstone Debt Advisors L.P.
                                            As Collateral Manager


                                        By: /s/ Dean Criares
                                            ------------------------------------
                                        Name: Dean Criares
                                        Title: Managing Director

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Asset Management


                                        By: /s/ Christina Jamieson
                                            ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director

                                        VAN KAMPEN SENIOR LOAN FUND

                                        By: Van Kampen Asset Management


                                        By: /s/ Christina Jamieson
                                            ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director

                                        WINDSOR LOAN FUNDING, LIMITED

                                        By: Stanfield Capital Partners, LLC
                                            as its Investment Manager


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner